WEST PHARMACEUTICAL SERVICES OVERVIEW
Solutions for Injectable Drug Delivery NYSE:WST www.westpharma.com
Barclays Capital
2011 Global Healthcare Conference
Miami, FL March 16, 2011

Safe Harbor Statement

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995
This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2011 and future years.
Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-
looking statements, whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
Certain financial measures included in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted
Accounting Principles) financial measures. Please refer to the “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” at the end of these materials for more information. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP.

West is a globally diversified manufacturer of products consumed in the healthcare and consumer markets.
Every day over 80 million components manufactured by West, and our partner Daikyo, are used to enhance the quality of healthcare worldwide.

NOVARTIS
MERCK
AMGEN
Hospira
gsk GlaxoSmithKline
Lilly
Genentech
IN BUSINESS FOR LIFE
AstraZeneca
Roche
biogen idec
novo nordisk
BD
SANDOZ
A healthy decision
Johnson & Johnson
Medtronic
When Life Depends on Medical Technology
sanofi aventis
Abbott Laboratories
B|BRAUN
TEVA
TEVA PHARMACEUTICALS USA
Bayer
Bristol-Myers Squibb
Baxter

West

A Diverse, Stable Customer Base
Pharmaceutical/Biotech
Generic
Medical Device

Net Sales
$1,200
$1,000
$800
$600
$400
$200
$-
2005
2006
2007
2008
2009
2010

Sales
($ in millions)

Compound annual growth rate: 8.9%

Summary 2010 Results

	Three Months Ended December 31		Year Ended December 31
	2010	2009	2010	2009

Net Sales	$ 276.8	$ 293.4	$ 1,104.7	$ 1,055.7
Gross Profit	78.0	83.9	318.1	303.6
Reported Operating Profit	5.9	21.7	90.7	97.5
Adjusted Operating Profit (1)	20.6	32.0	104.8	105.0
Reported Diluted EPS	$ 0.18	$ 0.59	$ 1.89	$ 2.12
Adjusted Diluted EPS(1)	$ 0.42	$ 0.67	$ 2.10	$ 2.11
(1) See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 33 - 36)

2010 vs. 2009
Adjusted Diluted EPS

2009 Adjusted Diluted EPS(1)	$ 2.11

Foreign Exchange	(0.17)

Lost H1N1 Sales	(0.16)

R&D	(0.09)

Other Operations	0.45

All Other	(0.04)

2010 Adjusted Diluted EPS(1)	$ 2.10
(1) See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 33 - 36)

Market Issues
• Asymmetric global economic recovery
 – Europe, US, Japan remain sluggish
 – China, India, Brazil stronger
 – Continuing Fx, commodity price volatility
• More demanding regulatory environment
• Broader trends in Pharma/Device markets continue:
 – Unknown impact of healthcare legislation
 – Thin near term pipelines
 – Pharma M&A - shift to large molecules
 – Increased manufacturing outsourcing (India generic growth)

• Pharmaceutical Packaging Segment
 – Demographics and increasing prevalence of chronic disease
 – Biologics
 – Growth in Emerging Markets
 – Increased access to Healthcare
 – Escalating quality expectations: “Zero Defects”
• Delivery Systems Segment
 – Demand for combination products that promote safety, dosing accuracy, ease of use, and deliver cost savings
 – Drug product life cycle management
 – Glass compatibility/breakage issues
What will Drive Future Growth?

novo nordisk

Lilly

sanofi aventis

Roche

AMGEN

NOVARTIS

Pfizer

gsk GlaxoSmithKline Biologicals

MERCK

AMGEN

Bayer HealthCare

Abbott Laboratories

West

Category	Key Customers	Projected Growth
Diabetes		> 10%
Oncology		> 10%
Vaccines		> 10%
Autoimmune		> 8%
IMS April 2010 Report; Business Insights 2009; GBI Research 2009

Therapeutic Category Growth Drivers

2010 Segment Reorganization
Packaging Systems
• Established leadership
• High market share
• Stable growth rate
Delivery Systems
• Proprietary devices
• Contract manufacturing
• High projected growth rate
Development
Primary Package
Administration

$785M
$324M

Westar RS
Ready to Sterilize Components
Pharmaceutically Clean
WEST

Westar RU
STERILE
Ready-to-Use Components

West

WEST EnVision

Pharmaceutical Packaging Systems
Packaging Components for Small Volume Parenterals
Plungers, Tip-caps, Needle
shields for Glass Syringes
Plungers, lined-seals
for Glass Cartridges for
Pens
Closures for
Glass Vials

• Packaging Systems Segment
 – Grow incremental value per unit
 – Geographic expansion - capacity investments in Asia
 – Improved operating efficiency: lean operations
 – Strategic acquisitions and partnerships
Growth Strategy

Left Axis: 5 Year Sales CAGR % Through 2010
(excluding foreign currency translation)
Bubble Size reflects relative 2010 sales
5 Yr CAGR
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
High-value Pharma Packaging
Standard Pharma Packaging
Disposable Components
Average
2010 GM 32.5%
5-Yr CAGR 7.3%
0%
10%
20%
30%
40%
50%
60%
Category Gross Margin %

Faster Growth of High-Value Products
Pharmaceutical Packaging Systems

NOVAPURE
Unrivaled quality...by design
DAIKYO
Crystal Zenith RU
First in silicone-free solutions.
WEST Envision

West

Value Proposition
Proprietary
Products
Revenue and
Margin
Opportunity
Disposable Device
Components
Westar®  RS
Mix2Vial®
Westar® RU
Standard
Components
Consumer
Products
Packaging
Delivery

Vial

FluroTecand Teflon Coatings

NOVAPURE

Envision

Ready Pack™ System
(Kitted RU Vials, stoppers & seals)
Utilizes West’s proprietary FluroTec®
technology
FluroTec® technology is licensed from Daikyo Seiko, Ltd.

CZ® Vials
Daikyo Resin CZ®
Utilizes Daikyo Crystal Zenith®
proprietary technology
lyophilized vial
Mix2Vial®
Utilizes
Medimop’s
proprietary
technologies
serum vial
RU Seals
NovaPure™
Utilizes West’s
proprietary
FluroTec®
technology
Vial Adapters
Utilizes Medimop’s
proprietary
technologies
Formats
West Products for Drug Vials
West Reconstitution &
Fluid Transfer
Products
Standard
Value - added features & processing
Spectra Seals
WestarRS®
Technically advanced,
automated vision
inspection system

Custom Manufacturing of Components and Devices

Veramyst

West

Delivery Systems
West ConfiDose®
Auto-injector System
Daikyo Crystal Zenith®
Life-cycle Containment Solutions
West Electronic
Patch-injector

Daikyo Crystal Zenith® is a registered trademark of Daikyo, Seiko, Ltd.
West MixJect® and
Vial2Bag®
Proprietary Components, Devices and Systems

• Delivery Systems Segment
 – Leverage life cycle management opportunities
 – Realize commercial potential of CZ
 – Develop new platform opportunities - combination products
 – Custom solution provider
Growth Strategy

Drivers for Pharma Industry Life Cycle
Management
• To maximize the value of the drug development program
 – Extend the value of the molecule as an asset
 • Delivery systems as drug formulation life cycle management
 – Generate more revenue per dose
• To expand or retain market share in a competitive
 environment
 – Reduce preparation and administration time
 – Improve patient compliance
 – Ease of use for self administration
 – Accurate delivery of dosage

Pharma Industry Drug Life Cycle Management
Phase I
Phase II
Phase III
Post-Market Life Cycle Management
8 - 10 years
2 - 3 years
2 - 3 years
Regulatory
Approval
Discovery

Componentsfor Glass or other containers

NOVAPURE

prietary
nology

West proprietary technology

FluroTec® technology is licensed from Daikyo Seiko, Ltd.

NovaPure™
Utilizes West’s
proprietary
Pre-fillable
Formats
(shown in CZ®)
West Products for Pre-fillable Formats
Standard
Value - added features & processing
WestarRS®
Plungers
Tip Caps
Needle
Shields
Cartridge
Plungers
Cartridge
seals
PFS Plungers
Utilizes West’s
proprietary
FluroTec®
technology
RU CZ® Insert Needle
Syringe
Westar® RU
Plungers in Port
Bag
Utilizes West’s
proprietary FluroTec®
technology
CZ® Luer-
lock syringe
NovaGuard™
Passive Safety
Needle
ConfiDose™ Auto
Injector
West’proprietary
technology
Electronic
Patch
Injector
West proprietary
technology
Westar® RU
State of the art ready-to-
use syringe plungers
CZ® Cartidges

Concerns With Glass Syringes
 • Interaction with sensitive biologics
 • Protein aggregation (silicone oil)
 • Residual chemicals (tungsten, glue)
 • Glass flakes
 • Breakage
 • In process
 • Within auto-injector systems
 • Recent FDA recalls
 • Dimensional variation
 • Breakage in auto-injector systems
 • Designed for manual injection
 • Variable silicone distribution
 • Amount of silicone coverage
 • Age of barrel
 • Inconsistent break force and
 sustaining-force
 • Quality
 • Cosmetic defects
 • High levels of inspection necessary
 • High “cost of quality”
 Siliconized Glass Syringe
 Crystal Zenith Syringe

EPOGEN

Epogen Amgen

- September 24, 2010
- Glass flakes
- **200 lots**

Methotrexate Sandoz

- November 1 2010
- Glass flakes
- **24 lots**

GlucaGen
Water for Injections

Glucagen Novo

- October 28, 2010
- Broken/cracked vials
- **3 lots**

Enbrel Sureclick Amgen

- January 18, 2010
- Broken/cracked syringes
- **3 million units**

West

2010 Glass-related Recalls

Electronic Patch Injector System
 • Controlled, subcutaneous, micro-
 infusion delivery of high volumes
 and high viscosity drugs
 • Prefilled cartridge, no need for
 user filling
 • Based on Daikyo CZ cartridge
 • Compact
 • Hidden needle for safety
 • Single push-button operation
 • Fully programmable

Prototype Electronic Patch Injector Operation
Programmed by PDA or PC
Dose may be customized
Attached and activated by patient

CUSTOM CZ CARTRIDGES
FLANGE & GUIDE CONCEPTS
Custom Molded Flange
Molded Track Guides
MOLDED GUIDES
RAMPED ENGAGEMENT
LOCKING TABS
TRACK GUIDES
PLACEMENT LUGS

Custom Delivery Device Utilizing Daikyo CZ® Resin
Utilizes Daikyo’s proprietary Crystal Zenith technology
Daikyo Crystal Zenith® is a registered trademark of Daikyo, Seiko, Ltd.

30%
18%
52%
Enbrel Lyo Vial Adapter
Enbrel Prefilled Syringe
Enbrel Prefilled Autoinjector
AMGEN
Wyeth
Enbrel
etanercept
1
2
Click
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

West’s Strategy Drives Revenue
Growth in Excess of Unit Growth
Lyo Mixing Station
Launched 1998
Lyo Vial Adapter
Launched in 2003
Prefilled Syringe
Launched in 2004
General trend for level of device
features and functionality
US Sales by Device for 2007*
(One year after Autoinjector launch)
* Data source IMS Health
Taken from presentation at Management Forum Annual Conference in London (March 22 & 23, 2010), Don Rogers, Genentech
Prefilled Auto Injector
Launched in 2006

Our Long-Term Focus
• Pharmaceutical Packaging Systems
 – Organic growth (on average) of 3-5% per year
 – Margin expansion through operating efficiency, product mix
 – Capital investments targeted at enhanced quality and value
• Pharmaceutical Delivery Systems
 – Deliver the potential of Daikyo CZ products
 – Increase healthcare-consumable contract manufacturing revenue
 – Grow proprietary safety and delivery system businesses
• Financial discipline
 – Operating cash flow: Discretionary SG&A, R&D and capital spending that are supported by revenue growth
 – Deliver returns on invested capital (“ROIC”) that regularly exceed weighted average cost of capital (“WACC”)
 – Align incentives with financial performance and value creation

2 billion combined markets for safety, prefilled syringes and auto-injectors, with unit growth of 6%-12%, depending on product and therapeutic segment

Long-Term Growth Opportunity
Strategic Planning Goals:
• Projected 2014 sales of $0.6 billion
• Projected 2014 Operating margin: > 20%
$1.5 billion market for components with unit
growth 0% to 8% per year, depending on
product and therapeutic segment
Strategic Planning Goals:
 • Projected 2014 sales of $1.0 billion
 • Projected 2014 Operating margin: > 20%
Pharmaceutical Packaging Systems
Primary Container Solutions
Pharmaceutical Delivery Systems
Administration Systems
 Consolidated 2014 Planning Objectives
 • 2014 Sales: $1.6 billion
 • 2014 Operating Margin: 19%

Major Influences on 2011 Operating Margin

Lean mfg. savings (offsets other

Raw Material Cost
Factor Pricing (modestly higher) Unit Volume (slow growth) Mix (continuing shift) cost increases) Raw material cost Labor (~ inflation)
Comprise approximately 1/3rd of COGS

Materials include: Synthetic elastomer and
polymer and film (petroleum based), aluminum,
natural rubber

2011 plans based on expected 5% increases
vs. YTD actual material price increases that
have been notably higher (oil, natural rubber,
aluminum ingot).

Mitigation:
• Cost:
 ➢ Contractual terms for purchases delay pass
 -through of oil surcharges
 ➢ Hedging program
• Revenue:
 ➢Contracted sales price escalators
 ➢Material surcharges on other sales

2011 Full-year Financial Guidance
($ millions, except EPS)	2011 Revenue(1)	Gross Profit %(1)
Pharmaceutical Packaging Systems Segment	$ 810 - $ 830	33.4%

Pharmaceutical Delivery Systems Segment	$325 - $340	20.5%

Consolidated	$1,140 - $1,170	29.7%
	2011 Adjusted Diluted EPS(1)(2)
	$2.25 - $2.45
(1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.35 for 2011. Actual results will vary as a result of variability of exchange rates.
(2) See “Cautionary Statement” (Slide 2), and “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures”
 (Slides 33-36).

West
Delivering Innovative Solutions

Westar RU
STERILE
Ready-to-Use Components

Pharmaceutical Packaging Systems
Pharmaceutical Delivery Systems
• Well positioned
 – Substantial market share
 – Proprietary technology
 – Diversified customer base
 – Global footprint
• Stability with growth potential
 – Strength in new product pipeline
 – Preferred products for biologics
• The financial strength to invest
 – Reliable operating cash flow
 – Balance sheet strength
Summary

Non-GAAP Financial Measures(1)
Three Months Ended December 31, 2010 and 2009
(in millions, except per share data)
	As Reported December 31, 2010	Restructuring and related charges	Discrete tax items	Non-GAAP(1) December 31, 2010
Operating profit	$5.9	$14.7	$-	$20.6
Interest expense, net	4.4	-	-	4.4
Income before income taxes	1.5	14.7	-	16.2
Income tax expense (benefit)	(3.6)	5.3	1.1	2.8
Equity in net income of affiliated companies	0.8	-	-	0.8
Net income	$5.9	$9.4	($1.1)	$14.2

Net income per diluted share	$0.18	$0.27	($0.03)	$0.42
	As Reported December 31, 2009	Restructuring and other	Brazil tax amnesty	Discrete tax items	Non-GAAP(1) December 31, 2009
Operating profit	$21.7	$8.4	$1.9	$-	$32.0
Interest expense, net	3.9	-	-	-	3.9
Income before income taxes	17.8	8.4	1.9	-	28.1
Income tax expense (benefit)	(1.1)	2.8	0.6	4.0	6.3
Equity in net income of affiliated companies	1.4	-	-	-	1.4
Net income	$20.3	$5.6	$1.3	($4.0)	$23.2

Net income per diluted share	$0.59	$0.16	$0.03	($0.11)	$0.67
(1) See “Notes to Non-GAAP Financial Measures”(Slides 35 - 36), “Cautionary Statement” (Slide 2)

	As Reported December 31, 2010	Restructuring and related charges	Acquisition- related contingencies	Discrete tax items	Non-GAAP December 31, 2010
Operating profit	$90.7	$15.9	($1.8)	$-	$104.8
Interest expense, net	16.2	-	-	-	16.2
Income before income taxes	74.5	15.9	(1.8)	-	88.6
Income tax expense	13.6	5.7	(0.2)	1.1	20.2
Equity in net income of affiliated companies	4.4	-	-	-	4.4
Net income	$65.3	$10.2	($1.6)	($1.1)	$72.8

Net income per diluted share	$1.89	$0.28	($0.04)	($0.03)	$2.10

	As Reported December 31, 2009	Restructuring and other	Brazil tax amnesty	Discrete tax items	Non-GAAP December 31, 2009
Operating profit	$97.5	$9.5	($2.0)	$-	$105.0
Interest expense, net	14.4	-	-	-	14.4
Income before income taxes	83.1	9.5	(2.0)	-	90.6
Income tax expense	13.5	3.2	(1.6)	6.1	21.2
Equity in net income of affiliated companies	3.0	-	-	-	3.0
Net income	$72.6	$6.3	($0.4)	($6.1)	$72.4

Net income per diluted share	$2.12	$0.17	($0.01)	($0.17)	$2.11
Non-GAAP Financial Measures(1)
Year Ended December 31, 2010 and 2009
(1) See “Notes to Non-GAAP Financial Measures”(Slides 35 - 36), “Cautionary Statement” (Slide 2)
(in millions, except per share data)

NOTES TO NON-GAAP FINANCIAL MEASURES
For additional details, please see today’s press release and Safe Harbor Statement.
These slides use non-GAAP financial measures. West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain business trends relating to West’s financial condition, results of operations and the Company’s overall performance. Our executive management team uses adjusted operating profit and adjusted diluted EPS to evaluate the performance of the Company in terms of profitability and to compare operating results to prior periods. Adjusted operating profit is also used to evaluate changes in the operating results of each segment and to allocate resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies.
Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of such non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded from the non-GAAP financial measures. In order to compensate for these limitations, our executive management presents its non-GAAP financial measures in connection with its GAAP results. We urge investors and potential investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, and not rely on any single financial measure to evaluate the Company’s business.
In calculating adjusted operating profit and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. A reconciliation of these adjusted non-GAAP measures to the comparable GAAP financial measures is included below.
The following is a description of the items excluded from adjusted operating profit and adjusted diluted EPS:
•Restructuring and related charges: During the three and twelve months ended December 31, 2010, we incurred restructuring, impairment and related charges of $14.7 million and $15.9 million, respectively. The majority of these costs related to the restructuring plan announced in December of 2010.
• During the three and twelve months ended December 31, 2009, we recognized restructuring and other charges of $8.4 million and $9.5 million, respectively. The majority of these charges related to a restructuring program launched in the fourth quarter of 2009 to exit certain specialized laboratory service offerings and consolidate contract-manufacturing operations. The 2009 restructuring program was completed during the fourth quarter of 2010.
(continued on following slide)

NOTES TO NON-GAAP FINANCIAL MEASURES
For additional details, please see today’s press release and Safe Harbor Statement.
Reconciliation of 2011 Adjusted Guidance to 2011 Reported Guidance:
(1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.35 for
2011. Actual results will vary as a result of variability of exchange rates.
Full Year 2011 Guidance (1)
Diluted Earnings Per Share
Adjusted guidance	$2.25 to $2.45
Restructuring, net of tax	(0.05) - (0.06)
Reported guidance	$2.19 to $2.40
(continued from prior slide)
• Acquisition-related contingencies: During the third quarter of 2010, we reduced our liability for contingent consideration associated with our 2009 Eris™ acquisition by $1.8 million to reflect our revised assessment of fair value, as affected by a reduction in the probability of attaining certain milestones over the next four years.
• Brazil Tax Amnesty: During September 2009, we enrolled in a tax amnesty program in Brazil which entitled us to a reduction in certain tax-related penalties, interest and other costs in exchange for our irrevocable declaration of all specified tax obligations.
 The fourth quarter 2009 pre-tax charge of $1.9 million was the result of an adjustment to the original amnesty benefit to reflect the impact of a newly-issued ordinance. The full-year impact was a pre-tax gain of $2.0 million, or $0.4 million after tax.
• Discrete tax items: During the fourth quarter of 2010, we recognized $1.1 million in net discrete tax benefits, the majority of which resulted from the expiration of open tax audit periods in various tax jurisdictions. During the three and twelve months ended
 December 31, 2009, we recognized discrete tax benefits of $4.0 million and $6.1 million, respectively. During 2009, we recognized tax credits of $2.4 million resulting from the identification of additional qualified R&D activities related to prior years, and other tax provision benefits of $0.9 million primarily from the reversal of valuation allowances on prior-year tax losses carried forward. We also recognized a $2.8 million net tax provision benefit, principally resulting from the completion of a tax audit and the expiration of open tax periods in various tax jurisdictions.

WEST PHARMACEUTICAL SERVICES OVERVIEW
Solutions for Injectable Drug Delivery NYSE:WST www.westpharma.com
Barclays Capital
2011 Global Healthcare Conference
Miami, FL March 16, 2011